Exhibit 32.1

                     WorldNet, Inc. of Nevada

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of WorldNet, Inc. of Nevada certifies, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the annual report on Form 10-KSB of the Company for the year ended
     December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   March 24, 2005                   /s/ Donald R. Mayer
                                        ____________________________________
                                        Donald R. Mayer
                                        Principal Executive Officer
                                        Principal Financial Officer